UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

GOLDLAND HOLDINGS CO.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53505 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
6394 Route 242 East Ellicottville, New York (principal executive offices)	14731 (Zip Code)

(716) 803-0621
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On March 24, 2015, we filed with the Securities and Exchange Commission our Current Report on Form 8-K with respect to various events described therein.  Due to the press of time, we omitted certain required information and the referenced exhibits.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to provide the required information and exhibits that were omitted from our Current Report on Form 8-K filed on March 24, 2015.

The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K filed on March 24, 2015, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed on March 24, 2015.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

In the interest of clarity, we have decided to file this Form 8-K/A, Amendment No. 1, in its entirety, due to the changes that we have made.

Item 3.03.

Material Modification to Rights of Security Holders.

See Item 5.01 and Item 8.01, below.

Item 5.01.

Changes in Control of Registrant.

See Item 8.01, below.  Section 12 of the Certificate of Designation for the Series A Preferred Stock provides as follows:

“12.

Voting.  On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, a Holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such Holder multiplied by 100.  If no record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting.  The Holders of Series A Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock.”

On March 24, 2015, the registrant issued 5,000,000 shares of the Series A Preferred Stock as described in Item 8.01, below.  Inasmuch as each share of the Series A Preferred Stock has voting rights as above described, the holders of the Series A Preferred Stock of the registrant have the power to vote 500,000,000 shares of the common stock of the registrant, which number exceeds the outstanding shares of the common stock of the registrant on the date of this report.  Consequently, there has been a change in control of the registrant as of the date of this report.

The registrant has authorized the issuance of 5,000,000 shares of its preferred stock; however, until March 24, 2015, there was no designation of the relative rights and preferences for such shares and no such shares had previously been issued.  The Certificate of Designation for the Series A Preferred Stock authorized and filed with the Secretary of State of Delaware on March 24, 2015, provides for the issuance of 5,000,000 shares of the Series A Preferred Stock of the registrant.  Some of the material items of the Certificate of Designation for the Series A Preferred Stock are as follows:

Dividends.  Except as provided in the Certificate of Designation, the holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the registrant.  If shares of the Series A Preferred Stock or the common stock of the registrant are to be issued as a dividend, any such shares shall be issued at Market Value.

Redemption Rights.  Subject to the applicable provisions of Delaware law, the registrant, at the option of its directors, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock.  Any such redemption shall be pro rata with respect to all of the holders of the Series A Preferred Stock.  Upon redemption, the registrant shall pay for each share redeemed the amount of $0.10 per share, payable in cash.

Liquidation Rights.  Upon the dissolution, liquidation or winding up of the registrant, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the registrant the sum of $0.10 per share before any payment or distribution shall be made on the common stock of the registrant, or any other class of capital stock of the registrant ranking junior to the Series A Preferred Stock.

Conversion of Series A Preferred Stock.  Subject to the terms of the Certificate of Designation, at any time, the holder of shares of the Series A Preferred Stock shall have the right, at such holder’s option, to convert any number of shares of the Series A Preferred Stock into shares of the common stock of the registrant.  Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder.

Conversion Rate.  Subject to adjustment as provided in the Certificate of Designation, each share of the Series A Preferred Stock shall be convertible into 10 fully paid and nonassessable shares of the common stock of the registrant (the “Conversion Rate”).  Provided, however, notwithstanding anything in the Certificate of Designation contained to the contrary, no holder may convert shares of the Series A Preferred Stock into an amount of shares of the common stock of the registrant in excess of 10% of the number of shares of the common stock of the registrant traded on the Principal Market or any Eligible Market, as defined in the Certificate of Designation, on the date of any such conversion.

Conversion Price.  The conversion price (the “Conversion Price”), subject to adjustment as provided in the Certificate of Designation, for each share of the Series A Preferred Stock shall be 85% of the 20-day trailing, lowest, Closing Bid Price of the common stock of the registrant during such 20-day period.

Limitations on Conversion Rights.  Notwithstanding anything in the Certificate of Designation contained to the contrary, no holder of the Series A Preferred Stock shall have the right to convert such holder’s shares of the Series A Preferred Stock into shares of the common stock of the registrant until at least six months have elapsed from the date that such holder acquired its shares of the Series A Preferred Stock.  Notwithstanding anything in the Certificate of Designation contained to the contrary, moreover, at anytime after six months have elapsed from the date that such holder acquired its shares of the Series A Preferred Stock, the board of directors of the registrant may require that such holder convert its shares of the Series A Preferred Stock into the common stock of the registrant, pursuant to the terms of the Certificate of Designation.

Adjustment of Conversion Rate and Conversion Price for Dilution and Other Events.  In order to prevent dilution of the rights granted to the holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

(a)

Adjustment of Conversion Rate and Conversion Price upon Subdivision or Combination of the common stock of the registrant.  If the registrant at any time after the Issue Date subdivides (by any share split, share dividend, recapitalization or otherwise) its outstanding common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the registrant at any time combines (by combination, reverse share split or otherwise) its outstanding common stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.  The Conversion Price shall be adjusted as if any such subdivision or combination had occurred the day before the 20-day trailing, lowest, Closing Bid Price of the common stock of the registrant during such 20-day period.

(b)

Share Fractions.  As permitted by the Delaware General Corporation Law, the registrant may either pay the fair market value of share fractions in cash, issue scrip or warrants, or arrange for the disposition of share fractions.

Preferred Status.  The rights of the shares of the common stock of the registrant shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock.  Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the registrant shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to voting or conversion, as described in the Certificate of Designation, or distributions and payments upon the liquidation, dissolution and winding up of the registrant described in Paragraph 3 above.  The Company shall be permitted to issue preferred shares that are junior in rank to the shares of the Series A Preferred Stock in respect of the voting or conversion, as described in the Certificate of Designation, or the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the registrant.

Restriction on Dividends.  If any shares of the Series A Preferred Stock are outstanding, the registrant shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock of the registrant.  Notwithstanding the foregoing, this paragraph shall not prohibit the registrant from declaring and paying a dividend in cash with respect to the shares of the common stock of the registrant so long as the registrant simultaneously pays each holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder’s shares of the Series A Preferred Stock been converted to shares of the common stock of the registrant on the business day prior to the record date for any such dividend.

Vote to Change the Terms of the Series A Preferred Stock.  Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the registrant shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

Voting.  On all matters submitted to a vote of the holders of the common stock of the registrant, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 100.  If no record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting.  The holders of Series A Preferred Stock shall not vote as a separate class, but shall vote with the holders of the common stock of the registrant.

Limitation on Beneficial Ownership.  Unless otherwise provided in the Certificate of Designation, the registrant shall not effect and shall have no obligation to effect any conversion of shares of Series A Preferred Stock, and no holder shall have the right to convert any shares of Series A Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person’s affiliates) would have acquired, through conversion of shares of the Series A Preferred Stock or otherwise, beneficial ownership of a number of shares of the common stock of the registrant that exceeds 4.99% (“Maximum Percentage”) of the number of shares of the common stock of the registrant outstanding immediately after giving effect to such conversion.

As of March 24, 2015, with respect to the change of control, the persons who were issued shares of the Series A Preferred Stock, resulting in a change of control of the registrant owned shares of the common stock and preferred stock of the registrant, are as follows:

Name of Beneficial Owner (1)	Shares of Preferred Stock Beneficially Owned (2)	Shares of Common Stock Beneficially Owned (2)
	Number Percent	Number	Percent
John G. Prosser II (3)	1,000,000 20.00	8,000	0.0042
Paul Parliament (4)	1,000,000 20.00	3,493,238	1.84
Martin Wolfe (5)	1,000,000 20.00	0	0
Allan Breitkreuz (6)	1,000,000 20.00	21,249,610	11.21
Richard Kaiser (7)	250,000 5.00	3,183,319	1.58
Julios Kosta	500,000 10.00	21,396,693	11.28
Jack Frydman	250,000 5.00	6,808,046	3.56
Total	5,000,000 100.00	56,131,706	29.47

________

(1)

Unless otherwise indicated, the address for each of these stockholders is c/o Goldland Holdings Co., at 6394 Route 242 East, Ellicottville, New York 14731. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock or preferred stock which he beneficially owns.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  As of the date of this report, there were outstanding 189,640,341 shares of our common stock.  As of the date of this report, we have 5,000,000 shares of the Series A Preferred Stock issued and outstanding.  Each share of the Series A Preferred Stock has voting rights equal to 100 shares of our common stock.  Further each share of the Series A Preferred Stock may be converted into 10 shares of our common stock.  However, there are restrictions on the conversion rights of the Series A Preferred Stock as stated elsewhere in this report.  Taken together the holders of the Series A Preferred Stock have voting rights equal to 500,000,000 shares of our common stock, which number exceeds of outstanding shares of common stock on the date of this report.  As of the date of this report, none of the Series A Preferred Stock has been converted into shares of our common stock.

(3)

Mr. Prosser is the chairman of our board of directors.

(4)

Mr. Parliament is our president and chief executive officer and a director.

(5)

Mr. Wolfe is our chief financial officer and a director.

(6)

Mr. Breitkreuz is our chief operating officer and a director.

(7)

Mr. Kaiser is our secretary and corporate governance officer.

As a result of the preferred stock ownership by Messrs. Prosser, Parliament, Wolfe, Breitkreuz, Kaiser, Kosta, and Frydman, they will be able to control all matters requiring stockholder approval including the election of directors, merger or consolidation.  This concentration of ownership may delay, deter or prevent acts which could reduce the market price of our common stock.

Other than as stated herein, there are no arrangements or understandings, known to us, including any pledge by any person of our securities:

•

The operation of which may at a subsequent date result in a change in control of the registrant; or

•

With respect to the election of directors or other matters.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2015, the board of directors of the registrant adopted resolutions as follows:

1.

Pierre Quilliam was removed as chairman of the board, chief executive officer, and president of the registrant.

2.

John G. Prosser II was elected as chairman of the board of the registrant.

3.

Paul Parliament was elected as president and chief executive officer of the registrant.

4.

Thomas C. Ridenour was removed as chief financial officer of the registrant.

5.

Martin Wolfe was elected as chief financial officer of the registrant.

6.

Allan Breitkreuz was elected as chief operating officer of the registrant.

7.

Denise Quilliam was removed as secretary of the registrant.

8.

Richard Kaiser was elected as secretary and corporate governance officer of the registrant.

9.

Pascale Tutt, a/k/a, Pascale Quilliam Tutt, was removed as a vice president of the registrant.

10.

Christian Quilliam was removed as an officer of the registrant.

11.

Pierre Quilliam was removed as an officer and director of the registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc.

12.

Paul Parliament was elected to serve as the president and a director, John G. Prosser II was elected to serve as a vice president and a director, Martin Wolfe was elected to serve as a vice president and a director, and Allan Breitkreuz was elected to serve as a vice president and a director of the registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc.

As of the date of this report, the registrant has not entered into any compensatory plan, contract or arrangement (whether or not written), with any of the persons elected on March 24, 2015, as officers of the registrant.

As of the date of this report, there are no family relationships between any of the officers of the registrant elected on March 24, 2015.

As of the date of this report, other than Mr. Breitkreuz, none of the newly elected officers of the registrant had been an officer of the registrant.  However, Messrs. Prosser (age 54), Parliament (age 49), Wolfe (age 66), and Breitkreuz (age 51) were previously and continue to serve as directors of the registrant.  Mr. Prosser has been a director of the registrant since December 4, 2014.  Mr. Parliament has been a director of the registrant since October 31, 2012.  Mr. Wolfe has been a director of the registrant since June 2, 2014.  Mr. Breitkreuz has been a director of the registrant since April 1, 2005.

The business experience of Messrs. Prosser, Parliament, Wolfe, and Breitkreuz is as follows:

John G. Prosser II is a large investor and shareholder in Silver Falcon Mining, Inc. ("SFMI"), a publicy traded company, as well as an officer and significant shareholder of a number of privately held medical service industry companies. He has over 30 year's experiences in business management and financial integrations.

Paul Parliament, has been a member of our board since October 31, 2012.  For the last five years, Mr. Parliament has served as president of The Parliament Corporation and The Parliament Apartment Corporation, which is in the real estate business.  Mr. Parliament has 28+ years as a successful real estate developer, and as President of “Marsadi Layne Properties, Inc.,” “The Parliament Corporation,” “P.D.P Developments, Inc.,” and “The Parliament Apartment Corporation,” Mr. Parliament has a knowledge of property acquisitions, corporate finance, planning, permitting, staffing, and management. He has been a director of Silver Falcon Mining, Inc. a publicly traded company, since October 17, 2012.

Martin Wolfe, BA, CA (Chartered Accountant) & CPA (Chartered Professional Accountant) who received his designation in 1980. Mr Wolfe has served on the board of the registrant since June 2, 2014 and is currently the chief financial officer. Mr. Wolfe has over 35 years of experience in both public practice and in industry. Currently, Mr Wolfe, in addition to operating as a sole practitioner, provides consulting services to the insolvency and restrucuring industry.

Allen Breitkreuz, has served as a member of our board since April 1, 2005, and as our vice president of finance and development since September 9, 2006.  In addition to his services as our officer and director, Mr. Breitkreuz has been a director of Silver Falcon Mining, Inc.,a publicly traded company, since November 1, 2008.  From 2002 to 2008, Mr. Breitkreuz was an officer and director of Warner International Networks and Extend a Pop, which provided dial up Internet access.  Mr. Breitkreuz majored in commercial and business financial administration at Brock University in Ontario, Canada, but did not receive a degree.

Richard Kaiser, the registrant's corproate secretary, has served as Co-owner of YES INTERNATIONAL since July 1991, a full service investor relations and venture capital firm. He has a Bachelor of Arts degree in International Economics from Oakland University (f.k.a-Michigan State University- Honors College.) From 1992-1994, he lived and worked as a foreign trade zone specialist for a Germany auto manufacturer in Stuttgart, Germany, were he was in charge of the movement of international  shipping of parts for automotive production at different production locations worldwide.  In 1994, he lived in Vancouver, B.C., Canada, where he was a Director of Corporate Communications for Farrell Financial, Ltd. with responsibilities in developing public relations campaigns for a variety of public companies which traded on both the US and Canadian Stock Exchanges. In 1996, he became a director and Vice-President of Puff-Pack Ltd., a Canadian Corporation, involved in innovated packaging solutions in the shipping and storage of silicon wafers.  The Company later merged with AIR PACKAGING TECHNOLOGIES, Inc. of Valencia, California, whereas Mr. Kaiser became the Director of Corporate Communications until the Company was sold in 1998. In 1998-2000, Mr. Kaiser Joined LMX resources, we he was involved as a mining economist on numerous property holdings through Mexico. In early 1999-2001, he became involved with GMD Resources as a director of Investor Relations, a diamond / gold exploration company which was actively involved in exploration in the Northwest Territories, Canada. For over 24 years Mr. Kaiser has been active in public relations, investor relations, venture capital, trade, and structured financings for over 141 publicly traded companies. He is a US SEC EDGAR FILING AGENT, has a compliant FORM 2A with the Toronto Stock Exchange, and Co-owns YES NEWS NOW, a press release agency distribution service for both public and private companies. He is married and has 7 children.

Richard Kaiser jointly owns YES INTERNATIONAL which is under contract with the registrant to provide Investor Relations, Consulting, Press Services and Edgar Filing services. for GoldLand Holdings, Inc. YES INTERNATIONAL signed a 1-year contract in October 2014 and receives $3500 in combination of cash, 144-shares and/or s-8 stock as a form of payments.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2015, the board of directors of the registrant adopted amended and restated Bylaws of the registrant as described in an exhibit filed with this report.  Inasmuch as the amendments to the Bylaws were extensive, it is not useful to compare the previous Bylaws with the amended and restated Bylaws.

Item 5.05.

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

See Item 8.01, below.  The Code of Business Conduct and the Code of Ethics for Senior Executives described below in Item 8.01 amend our current Code of Business Conduct and Ethics, which was previously filed as Exhibit 14 to our Annual Report on Form 10-K filed on July 17, 2009.  Inasmuch as the amendments to the Code of Business Conduct and Ethics were extensive, it is not useful to compare the previous Code of Business Conduct and Ethics with the amended Code of Business Conduct and the Code of Ethics for Senior Executives.

Item 8.01.

Other Events.

On March 24, 2015, the board of directors of the registrant established an Executive Committee, pursuant to the Charter described as an exhibit filed with this report.  During the intervals between the meetings of the board of directors of the registrant, the Executive Committee shall have and may exercise all the powers and authority of the board of directors between regular or special meetings of the board of directors in the management of the business and affairs of the registrant, except to the extent limited by Delaware law, the Bylaws of the registrant or the board of directors of the registrant.  The Executive Committee shall be composed of four members, John G. Prosser II, Paul Parliament, Allan Breitkreuz, and Martin Wolfe.  Paul Parliament shall be the initial Chairman of the Executive Committee.

Likewise, on March 24, 2015. the Executive Committee of the registrant adopted resolutions as follows:

1.

That the registrant establish a Series A Preferred Stock of 5,000,000 shares out of the 5,000,000 shares of the registrant’s authorized preferred stock.

2.

That the Series A Preferred Stock shall have the terms and conditions as set out in the Certificate of Designation as described in an exhibit filed with this report.

3.

That the appropriate officers of the registrant be and they hereby are authorized to file with the Secretary of State of Delaware the Certificate of Designation for the Series A Preferred Stock as described in an exhibit filed with this report.

4.

That the form of the stock certificate representing shares of the Series A Preferred Stock of the registrant, as set forth in an exhibit filed with this report, be approved and adopted and that the Secretary of the registrant be instructed to insert a specimen thereof in the minute book of the registrant.

5.

That, immediately after the filing with the Secretary of State of Delaware of the Certificate of Designation for the Series A Preferred Stock as described in an exhibit filed with this report. the appropriate officers of the registrant be and they hereby are authorized to issue 5,000,000 shares of the registrant’s Series A Preferred Stock, as follows:

(a)

1,000,000 shares of Series A Preferred Stock to John G. Prosser II, in exchange for his agreement to serve as the chairman of the board of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as a vice president and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(b)

1,000,000 shares of Series A Preferred Stock to Paul Parliament, in exchange for his agreement to serve as the chief executive officer of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as President and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(c)

1,000,000 shares of Series A Preferred Stock to Allan Breitkreuz, in exchange for his agreement to serve as the chief operating officer of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as a vice president and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(d)

1,000,000 shares of Series A Preferred Stock to Martin Wolfe, in exchange for his agreement to serve as the chief financial officer of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as a vice president and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(e)

500,000 shares of Series A Preferred Stock to Julios Kosta, in exchange for past services rendered to the registrant valued at $50.00.

(f)

250,000 shares of Series A Preferred Stock to Jack Frydman, in exchange for past services rendered to the registrant valued at $25.00.

(g)

250,000 shares of Series A Preferred Stock to Richard Kaiser, in exchange for past services rendered to the registrant valued at $25.00.

6.

That the board of directors of the registrant does hereby establish an Audit Committee, pursuant to the Charter described in an exhibit filed with this report.

7.

That the board of directors of the registrant does hereby establish a Compensation Committee, pursuant to the Charter described in an exhibit filed with this report.

8.

That the board of directors of the registrant does hereby establish a Finance Committee, pursuant to the Charter described in an exhibit filed with this report.

9.

That the board of directors of the registrant does hereby establish a Governance and Nominating Committee, pursuant to the Charter described in an exhibit filed with this report.

10.

That the board of directors of the registrant does hereby establish a Code of Business Conduct as described in an exhibit filed with this report.

11.

That the board of directors of the registrant does hereby establish a Code of Ethics for Senior Executives as described in an exhibit filed with this report.

12.

That the board of directors of the registrant does hereby establish Corporate Governance Principles as described in an exhibit filed with this report.

13.

That Paul Parliament notify the registrant’s transfer agent, Signature Stock Transfer, Inc., the registrant’s legal counsel, Investment Law Group of Gillett, Mottern & Walker, LLP, and the registrant’s auditors, W. T. Uniack & Co. CPA’s, P.C., to do no further work for the registrant, and to accept no instructions from Pierre Quilliam, Thomas C. Ridenour, Denise Quilliam, Pascale Quilliam Tutt, or Christian Quilliam, or any other person, unless specifically authorized by John G. Prosser II or Paul Parliament.

On March 24, 2015, the registrant’s board of directors terminated the Employment Agreement dated October 1, 2013, between the registrant and Pierre Quilliam with such termination to take effect 30 days from the date hereof.  Likewise, on March 24, 2015, the registrant’s board of directors terminated the Employment Agreement dated October 1, 2013, between the registrant and Thomas C. Ridenour with such termination to take effect 30 days from the date hereof.

Copies of the Code of Business Conduct as described in an exhibit filed with this report, and the Code of Ethics for Senior Executives as described in an exhibit filed with this report have been posted to the registrant’s Internet website.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transactions.  Not applicable.

(d)

Exhibits.

Exhibit No.	Identification of Exhibit
3.1*	Amended and Restated Bylaws of Goldland Holdings Co. dated March 24, 2015.
4.1*	Certificate of Designation for Series A Preferred Stock of Goldland Holdings Co. filed with the Secretary of State of Delaware on March 24, 2015.
10.1*	Charter of the Audit Committee of Goldland Holdings Co. dated March 24, 2015.
10.2*	Charter of the Compensation Committee of Goldland Holdings Co. dated March 24, 2015.
10.3*	Corporate Governance Principles of the Board of Directors of Goldland Holdings Co. dated March 24, 2015.
10.4*	Charter of the Executive Committee of the Board of Directors of Goldland Holdings Co. dated March 24, 2015.
10.5*	Charter of the Finance Committee of Goldland Holdings Co. dated March 24, 2015.
10.6*	Charter of the Governance and Nominating Committee of Goldland Holdings Co. dated March 24, 2015.
10.7*	Form of Series A Preferred Stock Certificate of Goldland Holdings Co.
14.1*	Code of Business Conduct of Goldland Holdings Co. dated March 24, 2015.
14.2*	Amended Code of Ethics for Senior Executive Officers and Senior Financial Officers of Goldland Holdings Co. dated March 24, 2015.

____________

*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2015	GOLDLAND HOLDINGS CO.

By /s/ Paul Parliament
Paul Parliament, chief executive officer